Exhibit 99.1

NANO Nuclear Energy Appoints Leading Advanced Nuclear Reactor Engineer Florent

Heidet, Ph.D. as its Chief Technology Officer and Head of Reactor Development

Former Head of Engineering at Ultra Safe Nuclear Corp. brings firsthand knowledge of recently acquired advanced reactor technologies and extensive reactor building experience

New York, N.Y., March 07, 2025 (GLOBE NEWSWIRE) — NANO Nuclear Energy Inc. (NASDAQ: NNE) (“NANO Nuclear” or “the Company”), a leading advanced nuclear energy and technology company focused on developing clean energy solutions, today announced that Florent Heidet, Ph.D. has joined NANO Nuclear as its Chief Technology Officer and Head of Reactor Development.

Dr. Heidet is a world-renowned expert on advanced nuclear reactor technologies, leveraging two decades of nuclear engineering and project management expertise. Dr. Heidet was previously the Head of Engineering at Ultra Safe Nuclear Corp. (USNC), where he led a multidisciplinary team of over 100 experts working around the globe to advance the development of the KRONOS MMRTM Energy System and LOKI MMRTM technologies prior to their acquisition by NANO Nuclear earlier this year.

Prior to his leadership role with USNC, Dr. Heidet spent 12 years at Argonne National Laboratory, where he played a central role in most of the laboratory’s reactor design projects. He led the design of the Versatile Test Reactor, a $2 billion program under the auspices of the U.S. Department of Energy, served as the Argonne manager for the Transformational Challenge Reactor program, coordinated the Nuclear Thermal Propulsion efforts in support of NASA, and provided expertise and leadership to numerous federal, commercial, and international projects.

Dr. Heidet will be primarily responsible for advancing all of NANO Nuclear’s reactor projects and will have general oversight of all the Company’s various other technologies in development. His decades of experience and status as an innovator in the nuclear energy industry will be invaluable to NANO Nuclear as it seeks to position itself as a global leader in advanced nuclear energy solutions. He will report to both James Walker, NANO Nuclear’s Chief Executive Officer, and Jay Yu, NANO Nuclear’s Chairman and President. Mr. Walker is relinquishing the position of NANO Nuclear’s Head of Reactor Development to accommodate the hiring of Dr. Heidet.

“I am very proud to join the NANO Nuclear team, and I plan to hit the ground running and play a leading role in the development of our innovative suite of nuclear reactor and related technologies,” said Dr. Florent Heidet, Chief Technology Officer and Head of Reactor Development of NANO Nuclear Energy. “The management and technical teams at NANO Nuclear have proven themselves to be innovators with the development of proprietary microreactor systems like ODIN and ZEUS, and it is a pleasure to continue my work on the KRONOS MMRTM and LOKI MMRTM systems alongside them. I’ve had the opportunity to examine the several microreactor technologies being developed in the marketplace, and I believe NANO Nuclear is the ideal home for the KRONOS MMRTM and LOKI MMRTM. I am dedicated to seeing the development of all of NANO Nuclear reactor designs, as well as its other innovative technologies, from testing, to regulatory approvals and through to commercialization.”

Figure 1 - NANO Nuclear Energy Appoints Leading Advanced Nuclear Reactor Engineer Florent Heidet, Ph.D., as

Chief Technology Officer (CTO) and Head of Reactor Development

Dr. Heidet has a proven track-record of assembling highly effective teams and consistently delivering impactful outcomes. His organizational skills are widely acknowledged through several institutional awards. Dr. Heidet holds a Ph.D. and M.Sc. in Nuclear Engineering from the University of California, Berkeley, a M.Sc. in Mechanical Engineering from the ENSAM (Paris, France), and business program certificates from both Berkeley Haas School of Business and Chicago Booth School of Business. He has published numerous peer-reviewed technical papers and authored several chapters of the Encyclopedia of Nuclear Energy.

“There are very few experts in the nuclear energy sector who can drive and build advanced reactor developments as effectively as Dr. Heidet,” said Jay Yu, Founder and Chairman of NANO Nuclear Energy. “His career has been dedicated to pursuing innovative reactor solutions that address growing energy demands here in the U.S. and around the world. His comprehensive industry knowledge and the technical expertise required to oversee the design and construction of these sophisticated reactors, as well as our other innovative technologies, will be crucial to NANO Nuclear and will help to solidify our position as a leader in the field.”

“Dr. Heidet’s appointment at NANO Nuclear marks another milestone in our efforts to commercialize advanced, portable microreactor and related technologies,” said James Walker, Chief Executive Officer of NANO Nuclear Energy. “He has contributed to numerous innovative breakthroughs in the field and has overseen major development projects worth billions of dollars, including those with government funding. His exceptional experience and expertise in the nuclear industry will be instrumental in advancing our technology through development, licensing, and eventual commercialization.”

About NANO Nuclear Energy, Inc.

NANO Nuclear Energy Inc. (NASDAQ: NNE) is an advanced technology-driven nuclear energy company seeking to become a commercially focused, diversified, and vertically integrated company across five business lines: (i) cutting edge portable and other microreactor technologies, (ii) nuclear fuel fabrication, (iii) nuclear fuel transportation, (iv) nuclear applications for space and (v) nuclear industry consulting services. NANO Nuclear believes it is the first portable nuclear microreactor company to be listed publicly in the U.S.

Led by a world-class nuclear engineering team, NANO Nuclear’s reactor products in development include “ZEUS”, a solid core battery reactor, and “ODIN”, a low-pressure coolant reactor, each representing advanced developments in clean energy solutions that are portable, on-demand capable, advanced nuclear microreactors. NANO Nuclear is also developing patented stationary KRONOS MMR™ Energy System and space focused, portable LOKI MMR™.

Advanced Fuel Transportation Inc. (AFT), a NANO Nuclear subsidiary, is led by former executives from the largest transportation company in the world aiming to build a North American transportation company that will provide commercial quantities of HALEU fuel to small modular reactors, microreactor companies, national laboratories, military, and DOE programs. Through NANO Nuclear, AFT is the exclusive licensee of a patented high-capacity HALEU fuel transportation basket developed by three major U.S. national nuclear laboratories and funded by the Department of Energy. Assuming development and commercialization, AFT is expected to form part of the only vertically integrated nuclear fuel business of its kind in North America.

HALEU Energy Fuel Inc. (HEF), a NANO Nuclear subsidiary, is focusing on the future development of a domestic source for a High-Assay, Low-Enriched Uranium (HALEU) fuel fabrication pipeline for NANO Nuclear’s own microreactors as well as the broader advanced nuclear reactor industry.

NANO Nuclear Space Inc. (NNS), a NANO Nuclear subsidiary, is exploring the potential commercial applications of NANO Nuclear’s developing micronuclear reactor technology in space. NNS is focusing on applications such as the LOKI MMR™ system and other power systems for extraterrestrial projects and human sustaining environments, and potentially propulsion technology for long haul space missions. NNS’ initial focus will be on cis-lunar applications, referring to uses in the space region extending from Earth to the area surrounding the Moon’s surface.

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Cautionary Note Regarding Forward Looking Statements

This news release and statements of NANO Nuclear’s management in connection with this news release contain or may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “potential”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. In this press release, forward-looking statements include those relating to the anticipated benefits to the Company of Heidet’s appointment as described herein. These and other forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve significant known and unknown risks, uncertainties and other factors, which may be beyond our control. For NANO Nuclear, particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following: (i) risks related to our U.S. Department of Energy (“DOE”) or related state or non-U.S. nuclear fuel licensing submissions, (ii) risks related the development of new or advanced technology and the acquisition of complimentary technology or businesses, including difficulties with design and testing, cost overruns, regulatory delays, integration issues and the development of competitive technology, (iii) our ability to obtain contracts and funding to be able to continue operations or fund research (including SBIR applications and other government funding, which might not receive DOE approval), (iv) risks related to uncertainty regarding our ability to technologically develop and commercially deploy a competitive advanced nuclear reactor or other technology in the timelines we anticipate, if ever, (v) risks related to the impact of U.S. and non-U.S. government regulation, policies and licensing requirements, including by the DOE and the U.S. Nuclear Regulatory Commission, including those associated with the recently enacted ADVANCE Act, and (vi) similar risks and uncertainties associated with the operating an early stage business a highly regulated and rapidly evolving industry. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement, and NANO Nuclear therefore encourages investors to review other factors that may affect future results in its filings with the SEC, which are available for review at www.sec.gov and at https://ir.nanonuclearenergy.com/financial-information/sec-filings. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law.